                                                                    EXHIBIT 10.2

           RATIFICATION OF AND AMENDMENT TO MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT,
                  FIXTURE FILING AND ASSIGNMENT OF PRODUCTION

     This instrument, dated effective as of the 15th day of February, 2001, is by ULTRA PETROLEUM (USA) INC., a Colorado corporation, whose Taxpayer Identification Number is 84-1241154, and ULTRA RESOURCES, INC., a Wyoming corporation, whose Taxpayer Identification Number is 83-0320643 (collectively, "Mortgagor"), the address for which for all purposes hereof is 16801 Greenspoint Park Drive, Suite 370, Houston, Texas 77060-2396, and BANK ONE, NA, as successor by merger to Bank One, Texas, National Association, with its main office in Chicago, Illinois, and the mailing address for which is P.O. Box 2629, Houston, Texas 77252-2629 ("Mortgagee").

                             W I T N E S S E T H:

     WHEREAS, Mortgagor has heretofore executed certain security instruments more particularly described in Exhibit A attached hereto and incorporated herein for all purposes by this reference (the "Security Instruments," whether one or more); and

     WHEREAS, the Security Instruments were executed and delivered to secure the payment or performance of certain indebtedness and other obligations of Mortgagor, as more fully described in said instruments (the "Indebtedness"); and

     WHEREAS, pursuant to the Credit Agreement dated March 22, 2000, by and between Mortgagor and Mortgagee, described in the Security Instruments (as amended, restated, or supplemented from time to time, the "Credit Agreement"), the parties desire to amend the Security Instruments as described below;

     NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by Mortgagor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Mortgagor, the parties hereto agree as follows, with capitalized terms used but not defined herein having meanings assigned to such terms in the Credit Agreement.

     1. AMENDMENTS.

        a. AMENDMENT OF MORTGAGEE. All references to Mortgagee and Secured Party in the Security Instruments are hereby amended to refer to Bank One, NA, with its main office in Chicago, Illinois, together with its successors in such capacity, whose address is as set forth hereinabove.

        b. AMENDMENT OF TRUSTEE. All references to trustee in the Security Instruments are amended to refer to Stephen M. Shatto, whose address is c/o Bank One, NA, P.O. Box 2629, Houston, Texas 77252-2629, and his successors and substitutes in trust for the benefit of Bank One, NA, with its main office in Chicago, Illinois.

        c. INCLUSION OF ADDITIONAL MORTGAGED PROPERTY. The Security Instruments are hereby amended so as to subject to the liens and security interests thereof the oil, gas and mineral interests described in Exhibit B and all elements of personalty associated therewith and as to which a security interest therein may be created pursuant to the Uniform Commercial Code, including those enumerated in the Security Instruments (together with the oil, gas and mineral interests and personalty associated therewith presently subject to the Security Instruments (the "Mortgaged Property"). All references to the Mortgaged Property in the Security Instruments or herein shall be deemed to include the oil, gas and mineral interests described in Exhibit B and the personalty associated therewith.

     2. WARRANTIES, REPRESENTATIONS, AND COVENANTS. The warranties, representations and covenants of Mortgagor contained in the Security Instruments are hereby remade by Mortgage to Mortgagee and are in full force and effect as of the date hereof. Said warranties, representations, and covenants shall apply with equal force and effect to the oil, gas and mineral interests described in Exhibit B and personalty associated therewith.

     3. REAFFIRMATION OF SECURITY INSTRUMENTS. To secure the Indebtedness, Mortgagor has granted, bargained, sold, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, assign, transfer and convey, unto the Trustee named in the Security Instruments as amended herein ("Trustee"), for the benefit of Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Property, including, without limitation, the oil, gas and mineral interests described in Exhibit B and personalty associated therewith.

     TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances now or hereafter at any time before the release of the Security Instruments in anywise belonging or appertaining thereto, unto said Trustee, as Trustee forever, IN TRUST, NEVERTHELESS, for the benefit of Mortgagee, to secure the payment of the Indebtedness and the performance of the agreements and covenants of Mortgagor herein and in the Security Instruments.

     4. MISCELLANEOUS. This instrument shall be considered as an amendment to and ratification of the Security Instruments, and the Security Instruments, as herein expressly amended, and hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Security Instruments are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Security Instruments in any documents heretofore or hereafter executed shall be deemed to refer to the Security Instruments as amended by this instrument.

     For the convenience of the parties, this instrument may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this instrument on the date of their respective acknowledgments below but effective as of the date first above written.

                                 MORTGAGOR:

                                 ULTRA PETROLEUM (USA) INC.


                                 By: /s/ Michael D. Watford
                                    ------------------------------
                                    Michael D. Watford
                                    Chairman and Chief Executive Officer
                                    Taxpayer Identification Number 84-1241154



                                 ULTRA RESOURCES, INC.


                                 By: /s/ Michael D. Watford
                                    ------------------------------
                                    Michael D. Watford
                                    Chairman and Chief Executive Officer
                                    Taxpayer Identification Number 83-0320643


                                 MORTGAGEE:

                                 BANK ONE, NA


                                 By: /s/ Stephen M. Shatto
                                    ------------------------------
                                    Stephen M. Shatto
                                    Vice President
                                    Taxpayer Identification Number 74-1508719

THE STATE OF TEXAS

COUNTY OF HARRIS

     The foregoing was acknowledged before me by MICHAEL D. WATFORD, Chairman and Chief Executive Officer of ULTRA PETROLEUM (USA) INC., a Colorado corporation, and Chairman and Chief Executive Officer of ULTRA RESOURCES, INC., a Wyoming corporation, this 5th day of March, 2001.

     WITNESS my hand and official seal.


My Commission Expires:             /s/ Dena Renae DuBose
12-07-04                           --------------------------------
                                   NOTARY PUBLIC in and for the State of Texas

                                    [SEAL]


THE STATE OF TEXAS

COUNTY OF HARRIS

     The foregoing was acknowledged before me by STEPHEN M. SHATTO, Vice President of BANK ONE, NA, this 13th day of March, 2001.

     WITNESS my hand and official seal.

My Commission Expires:             /s/ Frankie L. Morgan
09-07-03                           --------------------------------
                                   NOTARY PUBLIC in and for the State of Texas


                                    [SEAL]

                                   EXHIBIT A
                                      TO
           RATIFICATION OF AND AMENDMENT TO MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT,
                  FIXTURE FILING AND ASSIGNMENT OF PRODUCTION

                             SECURITY INSTRUMENTS

1. Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Production dated March 22, 2000, from Ultra Petroleum (USA) Inc. and Ultra Resources, Inc., to Arthur R. Gralla, Jr., Trustee for the benefit of Bank One, Texas, National Association, filed and recorded as follows:

   JURISDICTION                       FILING DATA
   ------------                       -----------

   SUBLETTE COUNTY, WYOMING           Filed April 17, 2000, under Clerk's Entry
                                      No. 278180, Book 114 O&G, Page 629

2. Non-Standard Financing Statement from Ultra Petroleum (USA) Inc. and Ultra Resources, Inc., as Debtors, to Bank One, Texas, National Association, Secured Party, filed as follows:

   JURISDICTION                       FILING DATA
   ------------                       -----------

   SUBLETTE COUNTY, WYOMING           Filed April 17, 2000, Financing Statement
                                      No. 278184 and/or 035811

   SECRETARY OF STATE OF WYOMING      Filed April 11, 2000, Financing Statement
                                      No. 00-102-13-1CO2

                                   EXHIBIT B
                                      TO
           RATIFICATION OF AND AMENDMENT TO MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT,
                  FIXTURE FILING AND ASSIGNMENT OF PRODUCTION

                        OIL, GAS AND MINERAL INTERESTS

                           SUBLETTE COUNTY, WYOMING


                                                                                                             INSOFAR AND
                                                                                                           ONLY INSOFAR AS
WELL NAME                    WI           NRI           LEASE                LESSEE              DATE        LEASE COVERS
STUD HORSE BUTTE 2-23     63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-23-NWNE

STUD HORSE BUTTE 4-24     63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-24-NWNW

STUD HORSE BUTTE 6-23     63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-23-SENW

STUD HORSE BUTTE 8-23     63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-23-SENE

STUD HORSE BUTTE 10-23    63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-23-NWSE

STUD HORSE BUTTE 10-24    63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-24-NWSE

STUD HORSE BUTTE 12-24    63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-24-NWSW

STUD HORSE BUTTE 14-23    63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-23-SESW

STUD HORSE BUTTE 14-24    63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-24-SESW

STUD HORSE BUTTE 16-23    63.7500%      51.0000%     BLM WYM-118155     ONAGER ENTERPRISES      12/1/89    29N-108W-23-SESE


                                                                                                             INSOFAR AND
                                                                                                           ONLY INSOFAR AS
WELL NAME                    WI           NRI           LEASE                LESSEE              DATE        LEASE COVERS
STEWART POINT WELLS
-------------------

STEWART POINT 6-32        50.0000%      38.8500%     BLM WYW-015315     MARY ALICE GUENSEL      6/1/52     33N-109W-32-SENW

PINEDALE 4A               63.7500%      51.0000%     BLM WYW-06286      DONALD B ANDERSON       6/1/51     32N-109W-34-NW

                                     B-ii